Exhibit 10.2

FIFTH AMENDMENT TO NOTE PURCHASE AGREEMENT

This FIFTH AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of January 25, 2017 (the “Amendment”), is entered into by and among KGH Intermediate Holdco II, LLC, a Delaware limited liability company (the “Issuer”), KGH Intermediate Holdco I, LLC, a Delaware limited liability company (“Intermediate Holdco”), each of the other Note Parties party hereto, the undersigned Required Purchasers, and U.S. Bank National Association, as agent for the Purchasers (the “Agent”). All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Note Purchase Agreement (as defined below).

BACKGROUND

A.    Reference is made to that certain Note Purchase Agreement dated as of August 8,

2014 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Note Purchase Agreement”, and as amended by the Amendment, the “Note Purchase Agreement”), by and among Intermediate Holdco, the Issuer, the Subsidiary Guarantors from time to time party thereto, the Purchasers from time to time party thereto and Agent.

B.    Prior to the date hereof, the parent of Intermediate Holdco, Keane Group, Inc., a Delaware corporation (“KGI”), consummated an initial public offering of its common equity (the “KGI Initial Public Offering”). The proceeds of the KGI Initial Public Offering will be used by the Purchaser to, among other things, (i) prepay in full all indebtedness outstanding under the First Lien Term Loan Documents and terminate and release all commitments, security interests and guarantees in connection therewith (the “Refinancing”) and (ii) prepay the Notes in an aggregate principal amount of $50,000,000 (the “Notes Prepayment”).

C.    The Issuer has advised the Agent and the Purchasers that the Issuer and the other Note Parties may enter into an agreement with certain lenders to provide the Note Parties with a revolving credit facility with initial aggregate commitments equal to $150,000,000 (the “New Revolving Credit Facility”; the entering into of the New Revolving Credit Facility by the Note Parties and the incurring of indebtedness and the granting of liens in connection therewith, the “Subject Transaction”) substantially on the terms set forth in the term sheet delivered by electronic mail by the Issuer to representatives of the Agent and representatives of the Purchasers on January 24, 2017.

E.    In connection with New Revolving Credit Facility, the Refinancing and the Notes Prepayment, the Issuer has requested that the Purchasers agree to certain amendments, modifications and supplements to the Existing Note Purchase Agreement, on the terms and conditions set forth herein.

F.    The Required Purchasers have consented to Issuer’s request as described above.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.    Consent and Agreement. Effective as of the Fifth Amendment Effective Date, (a) notwithstanding anything to the contrary provided for in the Note Purchase Agreement or any of the other Note Documents, the Agents and the Purchasers hereby consent to the Subject Transactions on the terms and conditions set forth in this Amendment and (b) subject to the satisfaction of the conditions set forth in Schedule I attached hereto, (i) the Agent and the Purchasers agree, upon the request of the Issuer, to enter into an amendment to the Note Purchase Agreement to permit the Subject Transaction, in form and substance reasonably satisfactory to the Agent and the Required Purchasers (it being agreed and acknowledged that the form of amendment previously delivered by electronic mail by the Issuer to representatives of the Agent and representatives of the Purchasers on January 24, 2017 is reasonably satisfactory to the Agent and the Purchasers) and (ii) the Agent and the Purchasers agree to use commercially reasonable efforts to negotiate in good faith and enter into such additional amendments, modifications or other changes to the Note Purchase Agreement and the other Note Documents as may be (x) reasonably necessary to effectuate the provisions, terms and agreements contemplated by this Amendment, (y) reasonably necessary to cure any ambiguity, omission, defect or inconsistency therein and (z) mutually agreed upon with the Issuer.

2.    Amendment to Existing Note Purchase Agreement. Effective as of the Fifth Amendment Effective Date, Section 1.2 of the Note Purchase Agreement is hereby amended by adding the following sentence at the end of the definition of “Excess Cash Flow”:

“Notwithstanding anything to the contrary herein, for the avoidance of doubt, any cash proceeds received in connection with the issuance of common equity of KGI as part of the KGI Initial Public Offering shall not constitute Excess Cash Flow.”

3.    Intercreditor Agreement. Effective as of the Fifth Amendment Effective Date, the Agent and the Purchasers agree to use commercially reasonable efforts to negotiate in good faith and enter into a customary split-collateral intercreditor agreement with the agent under the New Revolving Credit Facility, in form and substance reasonably satisfactory to the Agent and the Required Purchasers.

4.    Representations and Warranties. Each of the Note Parties hereby:

(a)    reaffirms all representations and warranties made to Agent and Purchasers under the Note Purchase Agreement and each of the other Note Documents, and confirms that such representations and warranties are true and correct in all material respects (except to the extent any such representation or warranty is already qualified as to materiality, Material Adverse Effect or similar language, in which case each such representation or warranty (after giving effect to any qualification therein) is true and correct in all respects) on and as of the date hereof (other than any representation or warranty that expressly relates to an earlier date, in which case each such representation or warranty is true and correct in all material respects as of such earlier date);

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(b)    reaffirms all of the covenants contained in the Note Purchase Agreement and covenants to abide thereby until all Obligations and other liabilities of Note Parties to Agent and Purchasers, of whatever nature and whenever incurred, are satisfied and/or released by Agent and Purchasers;

(c)    represents and warrants that, as of the date hereof, no Default or Event of Default has occurred and is continuing under the Note Purchase Agreement or any of the other Note Documents;

(d)    represents and warrants that, as of the date hereof, no event or development has occurred since the Closing Date which has had or is reasonably likely to have a Material Adverse Effect; and

(e)    represents and warrants that (i) such Note Party has full power, authority and legal right to enter into this Amendment and all other agreements, instruments or other documents related hereto and to perform all of its respective Obligations under the Note Documents as amended hereby and thereby, (ii) this Amendment and all other agreements, instruments or other documents required hereby, if any, have been duly executed and delivered by each Note Party, and this Amendment and the Note Documents as amended hereby and by any such agreements, instruments or documents required hereby constitute the legal, valid and binding obligation of such Note Party enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally, (iii) the execution, delivery and performance of this Amendment and all other agreements, instruments or other documents required hereby, if any, (a) are within such Note Party’s powers under its Organization Documents, have been duly authorized by all necessary corporate, limited partnership, company or other organizational action, as applicable, are not in contravention of law or the terms of such Note Party’s Organization Documents or to the conduct of such Note Party’s business or of any material agreement or undertaking to which such Note Party is a party or by which such Note Party is bound, (b) will not conflict in any material respect with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, (c) will not require the Consent of any Governmental Body, any party to a Material Contract or any other Person, except those Consents set forth on Schedule 5.1 to the Note Purchase Agreement, all of which will have been duly obtained, made or compiled prior to the effective date hereof and which are in full force and effect or the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect, and (d) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Note Party and its Restricted Subsidiaries under the provisions of any agreement, instrument, Organization Document or other instrument to which such Note Party and its Restricted Subsidiaries are party or by which they or their property may be bound; and

5.    Conditions Precedent/Effectiveness Conditions. This Amendment shall become effective upon the satisfaction of the following conditions precedent (the date on which such conditions have been satisfied, the “Fifth Amendment Effective Date”) (it being understood that the amendments set forth in Section 2 shall not be effective unless and until the Fifth Amendment Effective Date occurs):

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(a)    Agent shall have received this Amendment, duly authorized, executed and delivered by the Issuer, Intermediate Holdco, each of the other Note Parties and the Required Purchasers.

(b)    The Refinancing and Notes Prepayment shall have been consummated.

(c)    Issuer shall have paid or reimbursed Agent and the Purchasers for their respective reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto for which the Issuer has received an invoice.

(d)    All representations, warranties and schedules set forth in or annexed to the Note Purchase Agreement or this Amendment (other than any representation, warranty or schedule that was made as of an earlier date or is only required to be true and correct as of an earlier date, in which case each such representation, warranty or schedule shall be true and correct in all material respects as of such earlier date) shall be true and correct in all material respects on and as of the effective date hereof (except to the extent any such representation, warranty or schedule is already qualified as to materiality, Material Adverse Effect or similar language, in which case each such representation, warranty or schedule (after giving effect to any qualification therein) shall be true and correct in all respects), and no Default or Event of Default shall have occurred and be continuing on the effective date hereof.

6.     Reaffirmation of Note Purchase Agreement and Note Documents.     Except as modified by the terms hereof, all of the terms and conditions of the Note Purchase Agreement and each of the other Note Documents are hereby reaffirmed and shall continue in full force and effect as therein written.

7.    Confirmation of Indebtedness and Release.     Each Note Party, by its signature below, hereby acknowledges, confirms and agrees that all of the Obligations (whether representing outstanding principal, accrued and unpaid interest, accrued and unpaid fees or any other Obligations of any kind or nature) currently owing by the Issuer under the Note Purchase Agreement and the other Note Documents, as reflected in the books and records of Agent and Purchasers as of the date hereof, are unconditionally owing from and payable by the Issuer, and that the Issuer is indebted to Agent and Purchasers with respect thereto, all without any set-off, deduction, counterclaim or defense. Each Note Party, by its signature below, hereby acknowledges and agrees that it has no actual or potential claim or cause of action against Agent or any Purchaser relating to this Amendment (or any document, agreement or instrument relating hereto), the Note Purchase Agreement or any other Note Document and/or the Obligations arising thereunder or related thereto, in any such case arising on or before the date hereof. As further consideration for the amendments set forth herein, each Note Party, by its signature below, hereby waives and releases and forever discharges Agent and Purchasers, and the officers, directors, attorneys, agents and employees of each, from any liability, damage, claim, loss or expense of any kind originating in whole or in part known to any of the Note Parties on or before the date of this Amendment that any Note Party may now have against Agent or Purchasers or any of them arising out of or relating to the Obligations, this Amendment, the Note Purchase Agreement or the other Note Documents.

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8.    Required Purchaser Direction and Waiver. By its execution and delivery of its signature page hereto, each of the undersigned Purchasers (i) is authorizing and directing Agent to (a) execute this Amendment and (b) execute any further modifications, amendments, waivers or consents provided to it as may be necessary or otherwise desirable by the Purchasers to effectuate the Subject Transactions and the agreements contemplated by this Amendment, (ii) hereby waives any notice of prepayment with respect to the Notes Prepayment required under Section 2.4 of the Note Purchase Agreement and (iii) is authorizing and directing Agent to waive receipt of the notice of prepayment with respect to the Notes Prepayment otherwise required under Section 2.4 of the Note Purchase Agreement.

9.    Miscellaneous.

(a)    No rights are intended to be created hereunder for the benefit of any third party, creditor, or incidental beneficiary.

(b)    The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c)    No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d)    The terms and conditions of this Amendment shall be governed by and construed in accordance with the laws of the State of New York.

(e)    This Amendment may be executed in any number of counterparts and by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or electronic transmission shall bind the parties hereto.

(f)    This Amendment shall constitute a Note Document and the failure to comply with any covenant herein shall be an Event of Default under the Note Purchase Agreement.

(g)    For the avoidance of doubt, Agent’s rights, protections, indemnities and immunities provided in the Note Purchase Agreement shall apply to Agent for any actions taken or omitted to be taken under this Amendment and any other related agreements in any of its capacities.

[Signatures appear on the following pages]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

KGH INTERMEDIATE HOLDCO II, LLC

By:	/s/ Gregory Powell

	Name:	Gregory Powell
	Title:	President and Chief Financial Officer

KGH INTERMEDIATE HOLDCO I, LLC

By:	/s/ Gregory Powell

	Name:	Gregory Powell
	Title:	President and Chief Financial Officer

KEANE FRAC, LP

By:	Keane Frac GP, LLC, its General Partner

By:	KGH Intermediate Holdco II, LLC, its Managing Member

By:	/s/ Gregory Powell

	Name:	Gregory Powell
	Title:	President and Chief Financial Officer

[Signature Page to Fifth Amendment to Note Purchase Agreement]

KEANE FRAC GP, LLC

By:	KGH Intermediate Holdco II, LLC, its Managing Member

By:	/s/ Gregory Powell

	Name:	Gregory Powell
	Title:	President and Chief Financial Officer

KS DRILLING, LLC

By:	KGH Intermediate Holdco II, LLC, its Managing Member

By:	/s/ Gregory Powell

	Name:	Gregory Powell
	Title:	President and Chief Financial Officer

[Signature Page to Fifth Amendment to Note Purchase Agreement]

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC, as investment advisor on behalf of the PIMCO Purchasers

By:	/s/ T. Christian Stracke

	Name:	T. Christian Stracke
	Title:	Managing Director

[Signature Page to Fifth Amendment to Note Purchase Agreement]

GUGGENHEIM CREDIT ALLOCATION FUND

By:	Guggenheim Partners Investment Management, LLC as Sub-Adviser

By:	/s/ Kevin M. Robinson

	Name:	Kevin M. Robinson
	Title:	Attorney-in-Fact

GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

By:	Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kevin M. Robinson

	Name:	Kevin M. Robinson
	Title:	Attorney-in-Fact

MAVERICK ENTERPRISES, INC.

By:	Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kevin M. Robinson

	Name:	Kevin M. Robinson
	Title:	Attorney-in-Fact

NZC GUGGENHEIM MASTER FUND LIMITED

By:	Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin M. Robinson

	Name:	Kevin M. Robinson
	Title:	Attorney-in-Fact

[Fifth Amendment to Note Purchase Agreement]

VERGER CAPITAL FUND LLC

By:	Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By:	/s/ Kevin M. Robinson

	Name:	Kevin M. Robinson
	Title:	Attorney-in-Fact

GUGGENHEIM FUNDS TRUST – GUGGENHEIM HIGH YIELD FUND

By:	Security Investors, LLC, as Investment Adviser

By:	/s/ Amy J. Lee

	Name:	Amy J. Lee
	Title:	Senior Vice President and Secretary

GUGGENHEIM VARIABLE FUNDS TRUST – SERIES P (HIGH YIELD SERIES)

By:	Security Investors, LLC, as Management Company

By:	/s/ Amy J. Lee

	Name:	Amy J. Lee
	Title:	Senior Vice President and Secretary

[Fifth Amendment to Note Purchase Agreement]

U.S. BANK NATIONAL ASSOCIATION, as Agent

By:	/s/ James A. Hanley

	Name:	James A. Hanley
	Title:	Vice President

[Signature Page to Fifth Amendment to Note Purchase Agreement]

SCHEDULE I

(a)    Agent shall have received an Additional Guarantor Supplement and Pledge Agreement, in each case, duly authorized and executed by KGI and KGH, and all related UCC financing statements shall have been filed and all Pledged Equity issued by Intermediate Holdco shall have been delivered to the Agent, and Agent shall have received such additional documents relating to the perfection of Liens under the Note Purchase Agreement as are required to be delivered to the agent under the New Revolving Credit Facility (to the extent not already received by the Agent).

(b)    Agent shall have received the final New Revolving Credit Facility, on substantially the terms set forth in the term sheet previously delivered to representatives of the Agent, in form and substance reasonably satisfactory to Agent and the Required Purchasers.